UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 13, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 13, 2005, General Motors Acceptance Corporation (GMAC), a wholly-owned subsidiary of General Motors Corporation (GM), issued a press release announcing that it is considering a new structure for Residential Mortgage Operations. The release is as follows:


DETROIT - General Motors Acceptance Corporation (GMAC), the financial services subsidiary of General Motors Corporation (NYSE: GM), is considering a restructuring of its residential mortgage operations within a newly formed holding company to be named Residential Capital Corporation. GMAC's two residential mortgage operations, GMAC Mortgage Corporation and Residential Funding Corporation, would become wholly owned subsidiaries of Residential Capital Corporation.

Residential Capital Corporation, which is a wholly owned subsidiary of GMAC, would seek a stand-alone credit rating based on its separate capital structure and corporate governance protections. The purpose of this restructuring would be to enhance the liquidity and cost effectiveness of the financing of Residential Capital Corporation's mortgage operations. It is GMAC's intent that the restructuring be designed to avoid any adverse effect on the current and future holders of GMAC debt.

The proposed restructuring would require management and board approvals. GMAC would seek to implement the restructuring sometime in 2005. No assurances can be given that any restructuring will be completed.

General Motors Acceptance Corporation and its subsidiaries, operating under the umbrella GMAC Financial Services, provide automotive financing, commercial finance, insurance and mortgage products, and real estate services, and have a presence in 41 nations. A wholly owned subsidiary of General Motors since 1919, GMAC has extended more than $1.3 trillion in credit to finance more than 158 million vehicles.


                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 13, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)